                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of February 2002, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and CENDANT MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer") having an office at 6000 Atrium Way, Mt. Laurel, New Jersey 08054, recites and provides as follows:

                                    RECITALS

      WHEREAS, National Bank of Commerce ("NBC") acquired certain first lien, residential mortgage loans from the Servicer and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) ("Biship's Gate"), which Mortgage Loans were either originated or acquired by the Servicer or Bishop's Gate pursuant to a Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of February 2, 2001 (the "Servicing Agreement"), by and among NBC, as purchaser, the Servicer, as seller and servicer and Bishop's Gate, as seller, and attached hereto as Exhibit C.

      WHEREAS, Lehman Capital has agreed to purchase the mortgage loans identified on Exhibit B (the "Mortgage Loans") from NBC pursuant to a certain Assignment, Assumption and Recognition Agreement, dated as of February 8, 2002 by and among Lehman Capital, NBC, the Servicer and Bishop's Gate ("Assignment Agreement"), and attached hereto as Exhibit E.

      WHEREAS, Lehman Capital has conveyed the Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to JPMorgan Chase Bank (the "Trustee"), pursuant to a trust agreement dated as of February 1, 2002 (the "Trust Agreement"), by and among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora", and together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for Lehman Capital pursuant to the Servicing Agreement.

      WHEREAS, Lehman Capital desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so.

      WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Servicing Agreement, as amended hereby with respect to the Mortgage Loans, shall continue to apply to the Mortgage Loans, and shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

      WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-4H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital as purchaser under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      4. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

      5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made in Section 3.03 of the

Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

      6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Aurora Loan Services Inc.
            2530 South Parker Road
            Suite 601
            Aurora, Colorado  80014
            Attention:  E. Todd Whittemore, Master Servicing, SASCO 2002-4H
            Telephone:  (303) 632-3422
            Telecopier:  (303) 632-3123

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

            JPMorgan Chase Bank
            New York, New York
            ABA#:  021-000-021
            Account Name: Aurora Loan Services Inc.,
                          Master Servicing Payment Clearing Account
            Account Number:  066-611059
            Beneficiary:  Aurora Loan Services, Inc.
            For further credit to:  SASCO 2002-4H

            All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            JPMorgan Chase Bank
            450 West 33rd Street, 15th Floor
            New York, New York  10001-2697
            Attention:  Corporate Trust Services Group
            Telephone:  (212) 946-7054
            Facsimile:   (212) 946-3240

            All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

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

            Lehman Capital, a Division of Lehman
              Brothers Holdings Inc.
            3 World Financial Centre, 8th Floor
            New York, New York  10038
            Attention:  Leslee Gelber
            Telephone:  (212) 526-5861
            E-mail:  lgelber@lehman.com

            With a copy to:
            Morgan, Lewis & Bockius, LLP
            1701 Market Street
            Philadelphia, PA 19103
            Attention: Steven J. Molitor, Esq.

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

      7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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

      Executed as of the day and year first above written.

                                    LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.,
                                       as Owner


                                       By:
                                          -----------------------------------
                                          Name:  Joseph J. Kelly
                                          Title:   Authorized Signatory



                                    CENDANT MORTGAGE CORPORATION,
                                       as Servicer


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
   as Master Servicer


By:
   -----------------------------------
   Name:  E. Todd Whittemore
   Title: Executive Vice President

JPMORGAN CHASE BANK,
   as Trustee


By:
   -----------------------------------
   Name:  Karen Schluter
   Title: Assistant Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement

1. Unless otherwise specified herein, for purposes of this Agreement, any provisions of the Servicing Agreement, including definitions, relating to
      (i) representations and warranties of the Purchaser, (ii) the sale and purchase of the Mortgage Loans, (iii) Funding Dates and (iv) Specially Serviced Mortgage Loans, shall be disregarded. The exhibits to the Servicing Agreement and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. A new definition of "Adverse REMIC Event" is hereby added to Article I to read as follows:

            "Adverse REMIC Event":  As defined in Article X of the Trust
            Agreement.

4. The definition of "Collection Account" is hereby amended to change the words "the Purchaser of the Mortgage Loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of xx-xx-xx" to "SASCO 2002-4H Trust Fund".

5. A new definition of "Custodial Agreement" is hereby added to Article I to read as follows:

            "Custodial Agreement" means the Custodial Agreement dated as of February 1, 2002 between the Custodian and the Trustee.

6. A new definition of "Custodian" is hereby added to Article I to read as follows:

            "Custodian" means U.S. Bank, National Association, any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

7. A new definition of "Cut Off Date" is hereby added to Article I to read as follows:

            "Cut Off Date":  The close of business on February 1, 2002.

8. A new definition of "Due Period" is hereby added to Article I to read as follows:


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

            "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

9. The definition of "Eligible Account" is hereby amended and restated in its entirety to read as follows:

            "Eligible Account": One or more accounts that are maintained with
            (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

10. The definition of "Escrow Account" in Article I is hereby amended by changing the words "the Purchaser under the Mortgage Loan Flow Purchase Sale & Servicing Agreement dated as of xx-xx-xx (as amended) and various mortgagors" to "SASCO 2002-4H Trust Fund".

11. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans, which Mortgage Loan Schedule is attached as Exhibit B to this Agreement.

12. A new definition of "Opinion of Counsel" is hereby added to Article I to read as follows:

            "Opinion of Counsel" A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or
            (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee and Lehman Capital, who
            (i) is in fact independent of any Seller, the Servicer and any Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any Master Servicer of the Mortgage Loans or in an affiliate of any such entity and (iii) is not connected with any Seller, the Servicer or any Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

13. A new definition of "REMIC Provisions" is hereby added to Article I to read as follows:

            "REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time."

14. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchaser" with "Trustee on behalf of the Trust Fund".

14. The parties hereto acknowledge that Section 2.02 (Possession of Mortgage Files) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

15. The parties hereto acknowledge that Section 2.05 (Transfer of Mortgage Loans) of the Servicing Agreement shall be modified to indicate that the Custodian shall prepare and execute at the direction of Lehman Capital any note endorsements in connection with transfer of the Mortgage Loans to the Trust Fund as the owner of the Mortgage Loans and that Lehman Capital shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

16. For purposes of servicing only, the second, third, fourth and fifth paragraphs of Section 3.04 (Repurchase) are hereby restated to read as follows:

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

                  In addition, the Servicer shall indemnify (from its own funds)
            the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.04 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer relating to or
            arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement

17. Section 5.01(3)(c)(3) is hereby amended by replacing the word "Purchaser" with "Master Servicer".

18. Section 5.01(3) is hereby amended by adding a new subsection (g) thereto to read as follows:

            "(g) the Servicer shall not, unless default by the related Mortgagor has occurred or is, in the reasonable judgment of the Servicer, imminent, knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Servicer shall have provided to the Master Servicer and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event."

19. The parties hereto acknowledge that the reference to each Funding Date in the second paragraph of Section 5.04 shall mean the "close of business on February 1, 2002."

20. Section 5.04(10) is hereby amended by adding to the end thereof the words ", such deposit to be made from the Servicer's own funds without reimbursement therefor."

21. Section 5.13 (Management of REO Properties) is hereby amended by replacing the second paragraph of such section thereof with the following:

            "In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the Trust Fund may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

            Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes."

22. Section 5.15 (Realization Upon Specially Serviced Mortgage Loans and REO Properties) is hereby amended by changing the words "2 years" in the last sentence of the third paragraph thereof to "3 years".

23. Section 6.01 (Remittances) is hereby amended by replacing the word "Purchaser" with "Master Servicer" and by replacing paragraphs (1) and (2) of such section with the following:

                  "(1) On each Remittance Date, the Servicer shall remit to the
            Purchaser (a) all amounts credited to the Collection Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Payoff, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs and (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.13), net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus
            (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

                  (2) All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

            JPMorgan Chase Bank
            New York, New York
            ABA#:  021-000-021
            Account Name: Aurora Loan Services Inc., Master Servicing Payment
                          Clearing Account
            Account No.:  066-611059
            Beneficiary:  Aurora Loan Services Inc.
            For further credit to:  SASCO 2002-4H

24. Section 6.02 (Reporting) is hereby amended by replacing the word "Purchaser" with "Master Servicer" and by replacing the first sentence of such section with the following:

                  On or before the 5th calendar day (or, if such day is not a
            Business Day, on the immediately succeeding Business Day) of each month during the term hereof, the Servicer shall furnish to the Master Servicer (a) a monthly accounting report containing such information in the form of FNMA Form 2010 or such other form as shall be required by the FNMA Guides or by the Master Servicer as to the accompanying remittance and the most recently ended calendar month and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media mutually acceptable to the Servicer and the Master Servicer.

25. Section 6.03 (Monthly Advances by Servicer) is hereby amended by adding the following new sentence immediately following the second sentence of such section:

                  Any Prepaid Monthly Payments so used to make Monthly Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

26. Sections 7.04 (Annual Statement as to Compliance) and 7.05 (Annual Independent Certified Public Accountants' Servicing Report) are hereby amended by replacing the word "Purchaser" with "Master Servicer".

27. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by changing the word "Purchaser" to "Master Servicer, Trustee and the Trust Fund."

28. Section 9.02 (Merger or Consolidation of the Seller) is hereby amended by changing the word "Purchaser" to "Trustee" where it appears in the proviso to the second sentence thereof.

29. Section 9.04 (Servicer Not to Resign) is hereby amended in its entirety to read as follows:

                  The Servicer shall neither assign this Agreement or the
            servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

30.   Section 10.01 (Events of Default) is hereby amended as follows:

      (a) changing the words "3 Business Days" in Section 10.01(1) to "1 Business Day";

      (b) deleting the remainder of Section 10.01(1) and by changing the words "60 days" and 60-day" in Section 10.01(2) to "15 days and 15-day" respectively; and

      (c) amending subclause (6) as follows: "Cendant Mortgage at any time is neither FNMA or FHLMC approved servicer, and the Master Servicer has not terminated the rights and obligations of Cendant Mortgage under this Agreement and replaced Cendant Mortgage with a FNMA or FHLMC approved servicer within 30 days of the absence of such approval;".

31.   The parties hereto acknowledge that the remedies set forth in Section
      10.01 may be exercised by either the Master Servicer or the Trustee on behalf of the Trust Fund.

32. Section 11.01 (Term and Termination) is hereby amended by changing the references to "Purchaser" in the second and third paragraph of such section to "Master Servicer."

33. Section 12.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement (a) pursuant to Sections 9.04, 10.01, 11.01 or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement set forth in
            Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other Mortgage Loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.02 and the remedies available to the Trustee under Sections 3.04 and 9.01, it being understood and agreed that the provisions of such Sections 3.02, 3.04 and 9.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
            Section 3.02 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 12.01 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver within ten (10) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the
            Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

34. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.
      Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

35. Request for Release. When requesting a release of documents from the Custodian, the Servicer shall use the form attached hereto as Exhibit D.

                                    EXHIBIT B

                             Mortgage Loan Schedule

                             [Intentionally Omitted]

                                    EXHIBIT C

                               Servicing Agreement


                                [See Item #99.14]

                                    EXHIBIT D

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



                                                      [Date]

[Custodian]
[Address]
Attention:  [                          ]


      In connection with the administration of the mortgages held by you as Custodian under a certain Custodial Agreement dated as of February 1, 2002, between JPMorgan Chase Bank, as Trustee, and you, as Custodian (the "Custodial Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

      Mortgagor's Name:

      Address:

      Loan No.:

      Reason for requesting file:

      ___ 1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

      ___   2. Mortgage Loan being foreclosed.

      ___   3. Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

      ___   4. Other. (Describe.)

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased (in which case the Mortgage File will be retained by us permanently).

      Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

                                    -------------------------------------
                                    CENDANT MORTGAGE CORPORATION


                                    By: _________________________________
                                       Name:
                                       Title: Servicing Officer

                                    EXHIBIT E

                              Assignment Agreement


                                [See Item #99.15]












                                       E-1